Federated Short-Term Municipal Trust
Institutional Shares

Prospectus

The Institutional Shares offered by this prospectus represent interests in a diversified portfolio of securities of Federated Short-Term Municipal Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. The Trust pursues this investment objective by investing in a portfolio of municipal securities with a dollar-weighted average maturity of less than three years.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Trust. Keep this prospectus for future reference.

The Trust has also filed a Statement of Additional Information for Institutional Shares and Institutional Service Shares dated August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated August 31, 1998

                               TABLE OF CONTENTS

Summary of Trust Expenses...........................   1
Financial Highlights--Institutional Shares..........   2

General Information.................................   3
 Year 2000 Statement................................   3
Investment Information..............................   3
 Investment Objective...............................   3
 Investment Policies................................   3
 Municipal Securities...............................   5
 Investment Risks...................................   6
 Investment Limitations.............................   6
Trust Information...................................   6
 Management of the Trust............................   6
 Distribution of Institutional Shares...............   7
 Administration of the Trust........................   7
Net Asset Value.....................................   8
Investing in Institutional Shares...................   8
 Share Purchases....................................   8
 Minimum Investment Required........................   8
 What Shares Cost...................................   8

 Confirmations and Account Statements...............   8
 Dividends..........................................   8
 Capital Gains......................................   9
Redeeming Institutional Shares......................   9
 Telephone Redemption...............................   9
 Written Requests...................................   9
 Accounts with Low Balances.........................   9
 Shareholder Information............................  10
 Voting Rights......................................  10
Tax Information.....................................  10
 Federal Income Tax.................................  10
 State and Local Taxes..............................  10
Performance Information.............................  11
Other Classes of Shares.............................  11
Financial Highlights--Institutional Service Shares..  12
Financial Statements................................  13
Report of Independent Public Accountants............  26

                           SUMMARY OF TRUST EXPENSES

                             Institutional Shares

                        Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...................   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)........   None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)....................................................   None
Redemption Fee (as a percentage of amount redeemed, if applicable)..............................   None
Exchange Fee....................................................................................   None

                           Annual Operating Expenses
                    (As a percentage of average net assets)
Management Fee (after waiver)(1)................................................................   0.27%
12b-1 Fee.......................................................................................   None
Total Other Expenses............................................................................   0.20%
 Shareholder Services Fee (after waiver)(2).............................................   0.00%
Total Operating Expenses(3).....................................................................   0.47%

 (1) The management fee has been reduced to reflect the waiver of a portion of the management fee. The maximum management fee is 0.40%.
 (2) The shareholder services fee has been reduced to reflect the waiver of the shareholder services fee. The shareholder services provider can terminate this waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.
 (3) The total operating expenses would have been 0.85% absent the waiver of a portion of the management fee and the shareholder service fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Shares" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


1 YEAR      $ 5
3 YEARS     $15
5 YEARS     $26
10 YEARS    $59


The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                   FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(For a share outstanding throughout each period)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                                         Year Ended June 30,
                              ------------------------------------------------------------------------------------------------------
                              1998      1997      1996       1995      1994      1993       1992      1991       1990       1989
                              ----      ----      ----       ----      ----      ----       ----      ----       ----       ----
Net asset value, beginning
 of period                    $10.26    $10.24    $10.28     $10.15    $10.37    $10.29     $10.18    $10.14     $10.10     $10.19
Income from investment
 operations
 Net investment income          0.44      0.44      0.43       0.42      0.40      0.44       0.53      0.60       0.60       0.57
 Net realized and
  unrealized gain
 (loss) on investments          0.03      0.02     (0.04)      0.13     (0.22)     0.08       0.11      0.04       0.04      (0.09)
                                ----      ----      ----       ----      ----      ----       ----      ----       ----       ----
 Total from investment
  operations                    0.47      0.46      0.39       0.55      0.18      0.52       0.64      0.64       0.64       0.48
                                ----      ----      ----       ----      ----      ----       ----      ----       ----       ----
Less distributions
 Distributions from net
 investment income             (0.44)    (0.44)    (0.43)     (0.42)    (0.40)    (0.44)     (0.53)    (0.60)     (0.60)     (0.57)
                                ----      ----      ----       ----      ----      ----       ----      ----       ----       ----
Net asset value, end of
 period                       $10.29    $10.26    $10.24     $10.28    $10.15    $10.37     $10.29    $10.18     $10.14     $10.10
                                ----      ----      ----       ----      ----      ----       ----      ----       ----       ----
Total return (a)                4.68%     4.59%     3.82%      5.52%     1.76%     5.11%      6.40%     6.47%      6.54%      4.84%
Ratios to average net
 assets
 Expenses                       0.47%     0.46%     0.47%      0.46%     0.47%     0.46%      0.46%     0.46%      0.47%      0.46%
 Net investment income          4.28%     4.30%     4.14%      4.09%     3.89%     4.21%      5.12%     5.89%      5.94%      5.59%
Supplemental data
 Net assets, end of period
 (000 omitted)              $184,903  $210,169  $189,467   $217,713  $316,810  $318,932   $205,101  $142,493   $139,113   $178,978
 Portfolio turnover               33%       50%       20%        33%       36%       15%        42%       40%        69%        55%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

Further information about the Trust's performance is contained in the Trust's Annual Report for the fiscal year ended June 30, 1998, which can be obtained free of charge.


                              GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated May 8, 1981. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of the Trust, known as Institutional Shares and Institutional Service Shares. This prospectus relates only to Institutional Shares (the "Shares") of the Trust.

Shares of the Trust are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity, or other accounts where the financial institution maintains master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors, Inc. An investment in the Trust serves as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of municipal securities. A minimum initial investment of $25,000 over a 90-day period is required. The Trust may not be a suitable investment for retirement plans since it invests in municipal securities.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Trust.


Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Trust's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Trust and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Trust's operations

                             INVESTMENT INFORMATION

Investment Objective

The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. Interest income of the Trust that is exempt from federal regular income tax retains its tax-free status when distributed to the Trust's shareholders. The Trust attempts to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities or by investing its assets so that at least 80% of its income will be tax-exempt. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective, and the above investment policy, cannot be changed without approval of shareholders.

Investment Policies

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments
The municipal securities in which the Trust invests are:

 . debt obligations issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these, including industrial development bonds, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Trust and/or the investment adviser to the Trust, exempt from federal regular income tax; and

 . participation interests, as described below, in any of the above obligations.

Average Maturity

The dollar-weighted average maturity of the Trust's portfolio of municipal securities will be less than three years. For purposes of determining the dollar-weighted average maturity of the Trust's portfolio, the maturity of a municipal security will be its ultimate maturity, unless it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding, or redemption provision, in which case the maturity date will be the date on which it is probable that the security will be called, refunded, or redeemed. If the municipal security includes the right to demand payment, the maturity of the security for purposes of determining the Trust's dollar-weighted average maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment.

Characteristics
The municipal securities in which the Trust invests are:

 . rated within the four highest ratings for municipal securities by Moody's
  Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa) or by Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch") (AAA, AA, A, or BBB);

 . guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;

 . rated at the time of purchase within the two highest ratings categories of Moody's short-term municipal securities ratings, (MIG1/VMIG1, MIG2/VMIG2) or Moody's municipal commercial paper ratings, (P-1, P-2) or S&P's municipal note rating, (SP-1, SP-2) or S&P's municipal commercial paper and short-term ratings, (A-1, A-2); or

 . unrated, if at the time of purchase, determined by the Trust's investment adviser to be of comparable quality to municipal securities as stated above.

Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated securities.

Downgraded securities will be evaluated on a case-by-case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The prices of fixed income securities fluctuate inversely to the direction of interest rates. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

Participation Interests

The Trust may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Trust an undivided interest in municipal securities. The financial institutions from which the Trust purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will determine that participation interests meet the prescribed quality standards for the Trust.

Variable Rate Municipal Securities

Some of the municipal securities which the Trust purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate or interest rate index or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable rate municipal securities will be treated as maturing on the date of the next scheduled adjustment to the interest rate for purposes of determining the dollar-weighted average maturity of the portfolio.


Inverse Floaters

The Trust may invest in securities known as "inverse floaters" which represent interests in municipal securities. The Trust intends to purchase inverse floaters to assist in pursuing its investment objective. These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term municipal securities or an index of short-term municipal securities. The interest rates on inverse floaters will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Inverse floaters will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floaters will generally be more volatile than the market values of fixed-rate municipal securities. Typically, the portion of the portfolio invested in inverse floaters will be subject to additional volatility.


Financial Futures

The Trust may purchase and sell interest rate and index financial futures contracts. These financial futures contracts may be used to hedge all or a portion of its portfolio against changes in the market value of portfolio securities and interest rates, provide additional liquidity, and accomplish its current strategies in a more expeditious fashion. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

As a matter of investment policy, which may be changed without shareholder approval, the Trust may not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Trust's existing futures positions would exceed 5% of the market value of the Trust's total assets. When the Trust purchases futures contracts, an amount of municipal securities, cash or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Trust's custodian (or the broker, if legally permitted) to collateralize the position.


Risks
When the Trust uses financial futures, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Trust's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. In addition, the Trust's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Trust may lose money on the futures contract. It is not certain that a secondary market for positions in futures contracts will exist at all times. Although the investment adviser will consider liquidity before entering into futures transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract at any particular time. The Trust's ability to establish and close out futures positions depends on this secondary market.

When-Issued and Delayed Delivery Transactions

The Trust may purchase municipal securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.


Investing in Securities of Other Investment Companies

The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses.

Temporary Investments

From time to time on a temporary basis, when the investment adviser determines that market conditions call for a temporary defensive posture, the Trust may invest in short-term temporary investments which may or may not be exempt from federal income tax. Temporary investments include: tax-exempt variable and floating rate demand notes; tax-free commercial paper; other temporary municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements (arrangements in which the organization selling the Trust a security agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments with the exception of temporary municipal securities which are subject to the same rating requirements as all other municipal securities in which the Trust invests. However, the investment adviser will limit temporary investments to those it considers to be of comparable quality to the acceptable investments of the Trust.

Although the Trust is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

Municipal Securities

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment. The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Investment Risks

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal bond markets; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Trust to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Investment Limitations
The Trust will not:

 . Invest more than 5% of its total assets in securities of one issuer (except cash and cash items and U.S. government obligations); or

 . borrow money or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Trust will not:

 . Commit more than 15% of its net assets to illiquid obligations; or

 .invest more than 5% of its total assets in industrial development bonds of issuers that have a record of less than three years of continuous operations.


                               TRUST INFORMATION

Management of the Trust
Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

Investment Adviser

Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.

 Advisory Fees

 The Trust's Adviser receives an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. Under the investment advisory contract, the Adviser will reimburse the Trust the amount, limited to the amount of the advisory fee, by which the Trust's aggregate annual operating expenses, including its investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses, exceed 0.45% of its average daily net assets. This does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

 Adviser's Background

 Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

Jeff A. Kozemchak has been the Trust's portfolio manager since June 1996. Mr. Kozemchak joined Federated Investors, Inc. or its predecessor in 1987 and has been a Vice President of the Trust's investment adviser since 1993. Mr. Kozemchak served as an Assistant Vice President of the investment adviser from 1990 until 1992. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mary Jo Ochson has been the Trust's portfolio manager since January 1997. Ms. Ochson joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Trust's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice president of the Trust's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Distribution of Institutional Shares

Federated Securities Corp. is the principal distributor for Institutional Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

Administration of the Trust
Administrative Services

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries ofFederated Investor, Inc. ("Federated Funds") as specifiedbelow:

  Maximum             Average Aggregate
    Fee               Daily Net Assets
---------     ------------------------------------
  0.150%           on the first $250 million

  0.125%           on the next $250 million

  0.100%           on the next $250 million

  0.075%       on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

Shareholder Services

The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

Supplemental Payments to Financial Institutions

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's investment adviser or its affiliates.

                                NET ASSET VALUE

The Trust's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Trust, subtracting the interest of the Shares in the liabilities of the Trust and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Shares may differ from that of Institutional Service Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

                       INVESTING IN INSTITUTIONAL SHARES

Share Purchases
Shares are sold on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. Shares may be purchased either by wire or by mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request. By Wire To purchase Shares by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/oState Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Short-Term Municipal Trust--Institutional Shares; Trust Number (this number can be found on the account statement or by contacting the Trust); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased on days on which the New York Stock Exchange is closed and on federal holidays restricting wire transfers. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

By Mail
To purchase Shares by mail, send a check made payable to Federated Short-Term Municipal Trust--Institutional Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

Minimum Investment Required

The minimum initial investment in Shares is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. The minimum investment for an institutional investor will be calculated by combining all accounts it maintains with the Trust. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

What Shares Cost

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Confirmations and Account Statements

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Trust will not issue share certificates.

Dividends

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested in additional Shares unless cash payments are requested by contacting the Trust.

Capital Gains
Distributions of net realized long-term capital gains realized by the Trust, if any, will be made at least annually.

                         REDEEMING INSTITUTIONAL SHARES

The Trust redeems Shares at their net asset value next determined after the Trust receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions may be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

Telephone Redemption

Shareholders may redeem their Shares by telephoning the Trust before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Trust to accept telephone requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

Written Requests

Shares may also be redeemed by sending a written request to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Call the Trust for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Trust name and class of shares, his account number, and the Share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

Signatures

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

 . a trust company or commercial bank whose deposits are insured by the Bank
  Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 . a member of the New York, American, Boston, Midwest, or Pacific Stock
  Exchange;

 . a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

 . any other "eligible guarantor institution" as defined in the Securities
  Exchange Act of 1934, as amended.

The Trust does not accept signatures guaranteed by a notarypublic.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

Receiving Payment
Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Trust may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

                            SHAREHOLDER INFORMATION

Voting Rights

Each Share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called for this purpose by the Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

                                TAX INFORMATION

Federal Income Tax

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Trust that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Interest on certain "private activity" bonds issued after August 7, 1986, is treated as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Trust may purchase all types of municipal bonds, including private activity bonds. Thus, while the Trust has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Trust's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Trust which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Trust dividend, and alternative minimum taxable income does not include the portion of the Trust's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Trust representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

State and Local Taxes

Because interest received by the Trust may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Trust. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                            PERFORMANCE INFORMATION

From time to time the Trust advertises its total return, yield, and tax-equivalent yield for Institutional Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares of the Trust after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares of the Trust is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Trust is sold without any sales charge or other similar non-recurring charges.

Total return, yield, and tax-equivalent yield will be calculated separately for Shares and Institutional Service Shares.

From time to time, advertisements for the Trust may refer to ratings, rankings and other information in certain financial publications and/or compare the Trust's performance to certain indices.

                            OTHER CLASSES OF SHARES

The Trust also offers another class of shares called Institutional Service
Shares.

Institutional Service Shares are sold primarily to retail and private banking customers of financial institutions at net assetvalue and are subject to a minimum initial investment of$25,000.

Institutional Shares and Institutional Service Shares are subject to certain of the same expenses; however, Institutional Service Shares are distributed pursuant to a 12b-1 Plan adopted by the Trust whereby the distributor is paid a fee of up to 0.25% of the Institutional Service Shares' average daily net assets.

Expense differences between Institutional Shares and Institutional Service Shares may affect the performace of eachclass.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation depending upon which class of shares of the Trust is sold.

The stated advisory fee is the same for both classes of shares.

To obtain more information and a prospectus for Institutional Service Shares, investors may call 1-800-341-7400.


              FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(For a share outstanding throughout each period)
Reference is made to the Report of Independent Public Accountants on page 26.

                                                                                  Year Ended June 30,
                                                                        --------------------------------------------
                                                                         1998     1997     1996     1995     1994(a)
                                                                        -----    -----    -----    -----    --------
 Net asset value, beginning of period                                  $ 10.26   $10.24   $10.28   $10.15   $ 10.35
Income from investment operations
 Net investment income                                                    0.42     0.42     0.40     0.39      0.31
 Net realized and unrealized gain (loss) on investments                   0.03     0.02    (0.04)    0.13     (0.20)
                                                                         -----    -----    -----    -----     -----
 Total from investment operations                                         0.45     0.44     0.36     0.52      0.11
Less distributions
 Distributions from net investment income                                (0.42)   (0.42)   (0.40)   (0.39)    (0.31)
                                                                         -----    -----    -----    -----     -----
Net asset value, end of period                                         $ 10.29   $10.26   $10.24   $10.28   $ 10.15
                                                                         -----    -----    -----    -----     -----
Total return (b)                                                          4.41%    4.33%    3.56%    5.26%     1.08%
Ratios to average net assets
 Expenses                                                                 0.72%    0.71%    0.72%    0.71%   0.72%*
 Net investment income                                                    4.05%    4.05%    3.90%    3.69%   3.65%*
Supplemental data
 Net assets, end of period (000 omitted)                               $11,367   $6,758   $6,209   $5,223   $31,459
 Portfolio turnover                                                         33%      50%      20%      33%       36%

 * Computed on an annualized basis.
(a) Reflects operations for the period from August 31, 1993 (date of initial public offering) to June 30, 1994.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

Further information about the Trust's performance is contained in the Trust's Annual Report for the fiscal year ended June 30, 1998, which can be obtained free of charge.


                            PORTFOLIO OF INVESTMENTS

                      Federated Short-Term Municipal Trust

                                 June 30, 1998

 Principal                                                                                                     Credit
   Amount                                                                                                     Rating*      Value
----------                                                                                                    -------      -----
Short-Intermediate Municipal Securities--92.7%
Alabama--2.0%
    $1,000,000               Alabama State Docks Department, Docks Facilities Refunding Revenue Bonds,
                             5.25% (MBIA INS), 10/1/2000                                                        AAA      $ 1,028,020
    1,000,000                Alabama State Docks Department, Docks Facilities Refunding Revenue Bonds,
                             5.25% (MBIA INS), 10/1/2001                                                        AAA        1,036,630
    1,850,000                Alabama State, UT GO Refunding Bonds, 5.70%, 9/1/1998                               AA        1,856,531
                                 Total                                                                                     3,921,181
Alaska--1.1%
    2,000,000                Anchorage, AK, Hospital Refunding Revenue Bonds, 6.50% (Sisters of
                             Providence)/(Original Issue Yield: 6.75%), 10/1/1999                               AA-        2,065,680
Arkansas--1.1%
    2,000,000                Arkansas Development Finance Authority, Single Family Mortgage Revenue
                             Bonds (Series 1997A-R), 6.50% (MBIA INS), 2/1/2011                                 AAA        2,162,440
California--8.7%
    1,000,000                ABAG Finance Authority for Non-Profit Corporations, Refunding Revenue
                             Certificates of Participation, 4.625% (Episcopal Homes Foundation)/(Original
                             Issue Yield: 4.70%), 7/1/2004                                                       A-        1,007,300
    2,620,000                ABAG Finance Authority for Non-Profit Corporations, Refunding Revenue
                              Certificates of Participation, 4.50% (Episcopal Homes Foundation)/(Original
                             Issue Yield: 4.60%), 7/1/2003                                                       A-        2,633,388
    12,500,000               Los Angeles, CA Wastewater System, Revenue Bonds (Series D), 6.70%
                             (MBIA INS)/(United States Treasury PRF)/(Original Issue Yield: 6.769%),
                             12/1/2000 (@102)                                                                   AAA       13,554,500
                                 Total                                                                                    17,195,188
Colorado--4.6%
    4,375,000                Arvada, CO Urban Renewal Authority, Revenue Refunding Bonds (Series 1997A),
                             5.25% (MBIA INS), 9/1/2002                                                         AAA        4,552,319
    1,525,000                Colorado HFA, Single Family Mortgage Revenue Bond, Series C-1, 7.65%,              Aa2        1,713,902
                             12/1/2025
    2,000,000                Colorado HFA, Single Family Mortgage Revenue Bonds (Series 1997C-3),
                             4.80%, 11/1/2016                                                                   Aa2        2,043,780
    500,000                  Colorado HFA, Single Family Program Senior Bonds (Series 1998C-2), 4.50%,
                             11/1/2005                                                                          Aa2          499,355
    250,000                  Colorado HFA, Single Family Program Subordinate Bonds (Series 1998B),
                             4.625%, 11/1/2005                                                                   A2          250,063
                                 Total                                                                                     9,059,419
District of Columbia--1.3%
    $2,335,000               District of Columbia Housing Finance Agency, Single Family Mortgage Revenue
                             Bonds (Series 1998A), 6.25% (GNMA Collateralized Home Mortgage Program
                             COL), 12/1/2028                                                                    AAA        2,479,910
Florida--1.9%
    2,000,000                Dade County, FL, Public Improvement Refunding UT GO Bonds, 7.20% (FSA INS),
                             6/1/2001                                                                           AAA        2,176,960
    1,500,000                Florida Housing Finance Corp., Homeowner Mortgage Revenue Bonds, Series 2,
                             4.75% (MBIA INS), 7/1/2019                                                         AAA        1,504,515
                                 Total                                                                                     3,681,475
Hawaii--2.7%
    5,000,000                Hawaii State, UT GO Bonds, Series CN, 6.25% (FGIC LOC), 3/1/2002                   AAA        5,351,000

Illinois--6.5%
    1,000,000                Chicago, IL, Collateralized SFM Revenue Bonds, Series A-1, 4.85% (GNMA COL),
                             3/1/2015                                                                           Aaa        1,005,260
    1,500,000                Illinois Health Facilities Authority, Adjustable Rate Revenue Bonds, Series
                             1991B, 5.00% (Highland Park Hospital)/(FGIC INS), 10/1/2000                        AAA        1,533,060
    1,030,000                Illinois Health Facilities Authority, Revenue Bonds (Series 1998), 5.25%
                             (Centegra Health System), 9/1/2003                                                  A-        1,065,453
    1,000,000                Illinois Health Facilities Authority, Revenue Refunding Bonds (Series A),
                             4.80% (Advocate Health Care Network)/(Original Issue Yield: 4.90%), 8/15/2002      AA         1,018,860
    2,000,000                Illinois Health Facilities Authority, Revenue Refunding Bonds (Series A),
                             5.00% (Advocate Health Care Network), 8/15/2003                                    AA         2,054,880
    3,000,000                Illinois State, UT GO Bonds, 5.10% (FGIC INS), 9/1/2000                           AAA         3,071,820
    3,000,000                Illinois State, UT GO Bonds, 5.50%, 8/1/1999                                       AA         3,058,410
                                 Total                                                                                    12,807,743
Indiana--2.0%
    3,900,000                Indiana Health Facilty Financing Authority, Hospital Revenue Bonds
                             (Series 1996A), 4.75% (Clarian Health Partners, Inc.)/(Original Issue Yield:
                             4.85%), 2/15/2002                                                                 AA          3,973,242
Kansas--0.5%
    1,000,000                Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue Bonds
                             (Series 1997A-2), 4.90% (GNMA Collateralized Home Mortgage Program COL),
                             6/1/2016                                                                        Aaa           1,014,780
Kentucky--0.6%
    1,155,000                Jefferson County, KY, UT GO Trust Certificates, 5.25%, 3/1/2000                  A+           1,178,250

Louisiana--7.1%
    2,200,000                Lake Charles, LA Harbor & Terminal District, Port Facilities Revenue
                             Refunding Bond, Trunkline Lining Co Project, 7.75% (Panhandle
                             Eastern Corp.), 8/15/2022                                                       A3            2,517,614
   $4,000,000                Louisiana PFA, Health & Education Capital Facilities Revenue Bonds (Series
                             A), 5.00% TOBs (AMBAC INS), Mandatory Tender 6/1/2002                          AAA            4,083,960
    7,000,000                Louisiana State, Refunding GO Bonds (Series 1996A), 6.00% (FGIC INS),          AAA            7,282,240
                             8/1/2000
                                 Total                                                                                    13,883,814
Michigan--3.5%
    1,000,000                Michigan State Building Authority, Revenue Bonds (Series II), 6.25%
                            (AMBAC INS)/(Original Issue Yield: 6.35%), 10/1/2000                            AAA            1,049,590
    925,000                  Michigan State Hospital Finance Authority, Hospital Revenue & Refunding
                             Bonds (Series 1998A), 4.60% (Hackley Hospital Obligated Group), 5/1/2003       A3               926,341
    1,005,000                Michigan State Hospital Finance Authority, Hospital Revenue & Refunding
                             Bonds (Series 1998A), 4.70% (Hackley Hospital Obligated Group), 5/1/2004       A3             1,006,719
    820,000                  Michigan State Hospital Finance Authority, Revenue
                             & Refunding Bonds (Series 1998A), 4.40% (McLaren
                             Health Care Corp.)/(Original Issue Yield:
                             4.45%), 6/1/2004                                                               A1               818,663
    3,000,000                Michigan Underground Storage Tank Financial Assurance Authority, Revenue
                             Refunding Bonds (Series I), 5.00% (AMBAC INS), 5/1/2001                        AAA            3,080,730
                                 Total                                                                                     6,882,043
Minnesota--1.5%
    3,000,000                Minneapolis, MN, Temporary Parking Ramp Revenue Bonds, Series 1997A,
                             4.75%, 6/1/2000                                                                NR             3,003,570
Mississippi--1.1%
    1,015,000                Mississippi Home Corp., Single Family Mortgage Revenue Bonds (Series 1998A),
                             5.125% (GNMA Collateralized Home Mortgage Program COL), 12/1/2017             Aaa             1,020,359
    1,090,000                Mississippi Home Corp., Single Family Revenue Mortgage Bonds (Series 1998A),
                             5.25% (GNMA Collateralized Home Mortgage Program COL), 12/1/2018              Aaa             1,095,712
                                 Total                                                                                     2,116,071
Missouri--1.1%
    2,000,000                Springfield, MO State Highway Improvement Corp., Transportation Revenue
                             Bonds (Series 1997), 5.25% (AMBAC INS), 8/1/2001                              AAA             2,068,600
Nevada--2.6%
    5,000,000                Nevada State Highway Improvement Authority, Motor Vehicle Fuel Tax Revenue
                             Bonds, 7.00%, 4/1/1999                                                         AA             5,124,950
New Jersey--7.3%
    7,000,000                New Jersey State, UT GO Bonds, 7.20%, 4/15/1999                               AA+             7,196,000
    7,000,000                New Jersey State, UT GO Refunding Bonds (Series C), 6.50%, 1/15/2002          AA+             7,156,450
                                 Total                                                                                    14,352,450
New Mexico--1.0%
    $1,820,000               Santa Fe Solid Waste Management Agency, NM, Facility Revenue Bonds
                            (Series 1996), 5.00%, 6/1/2003                                                 NR              1,867,775
New York--4.2%
    4,100,000                New York City Municipal Water Finance Authority, Revenue Bonds, 7.20%,
                             6/15/1999                                                                      A-             4,233,045
    900,000                  New York City Municipal Water Finance Authority, Revenue Bonds, 7.20%,
                             6/15/1999                                                                      A-               930,231
    3,000,000                New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                             Series 71, 4.75%, 10/1/2021                                                   Aa2             3,005,430
                                 Total                                                                                     8,168,706
Ohio--4.2%
    1,000,000                Cincinnati City School District, OH, Tax Anticipation Notes (Series A),
                             5.50% (AMBAC INS), 12/1/2000                                                  AAA             1,035,980
    3,630,000                Lucas County, OH, Hospital Revenue Refunding Bonds (Series 1996), 5.00%
                             (ProMedica Healthcare Obligated Group)/(MBIA INS), 11/15/1999                 AAA             3,690,004
    1,500,000                Ohio HFA, Residential Mortgage Revenue Bonds (Series 1997D-1), 4.85%
                             (GNMA Collateralized Home Mortgage Program COL), 3/1/2015                     AAA             1,510,950
    2,000,000                Ohio HFA, Residential Mortgage Revenue Bonds (Series 1998A-1), 4.60%
                             (GNMA Collateralized Home Mortgage Program COL),  9/1/2026                    AAA             1,992,680
                                 Total                                                                                     8,229,614
Oklahoma--0.5%
    1,055,000                Washington Cnty, OK Medical Authority, Hospital Revenue Bonds (Series
                             1996A), 4.75% (Jane Phillips Medical Center)/(Connie Lee INS)/
                             (Original Issue Yield: 4.90%), 11/1/2001                                      AAA             1,075,625
Oregon--2.1%
    2,000,000                Oregon State Department of Transportation, Regional Light Rail Revenue Bond,
                             Westside Project, 5.375% (MBIA Insurance Corporation INS), 6/1/1999           AAA             2,032,220
    2,000,000                Oregon State Department of Transportation, Regional Light Rail Revenue Bond,
                             Westside Project, 5.50% (MBIA INS), 6/1/2000                                  AAA             2,060,460
                                 Total                                                                                     4,092,680
Pennsylvania--3.3%
    4,726,601                Philadelphia, PA Municipal Authority, Equipment Revenue Bonds (Series
                             1997A), 5.297% (Philadelphia, PA Gas Works)/(AMBAC INS), 10/1/2004            AAA             4,933,531
    1,500,000                Southeastern, PA Transportation Authority, Special Revenue Bonds, 5.25%
                             (FGIC INS), 3/1/2001                                                          AAA             1,545,210
                                 Total                                                                                     6,478,741
Texas--5.8%
    $2,000,000               Fort Worth, TX, Refunding LT GO Bonds (Series A), 5.10% (Original Issue
                             Yield: 5.20%), 3/1/2000                                                                       2,041,080
    2,500,000                Harris County, TX HFDC, Hospital Revenue Bonds, Series 1997A, 5.25%
                             (Memorial Hospital System)/(MBIA Insurance Corporation LOC), 6/1/2002         AAA             2,595,250
    2,070,000                Lewisville, TX, Combination Contract Revenue & Special Assessment Bonds
                             (Series 1997), 4.95% TOBs (Wells Fargo Bank, N.A. LOC), Mandatory
                             Tender 11/1/2001                                                               A+             2,099,705
    4,440,000                Texas State, UT GO Public Finance Authority (Series B), 8.00%, 10/1/1999      AA              4,672,079
                                 Total                                                                                    11,408,114
Virginia--0.5%
    1,000,000                Botetourt County, VA IDA, Lease Revenue Notes (Series 1997), 4.55%
                             (Botetourt County, VA), 1/15/2000                                             NR              1,000,400
Washington--7.9%
    1,680,000                Tacoma, WA, Solid Waste Utility Revenue Refunding Bonds (Series 1997B),
                             5.50% (AMBAC INS), 12/1/2002                                                 AAA              1,768,721
    3,000,000                Washington State Public Power Supply System, Nuclear Project No. 2 Revenue
                             Refunding Bond, (Series 1997B), 5.50%, 7/1/2003                               AA-             3,154,290
    3,000,000                Washington State Public Power Supply System, Refunding Revenue Bonds
                             (Nuclear Project No. 2) (Series 1997A), 5.00%, 7/1/2001                       AA-             3,071,730
    7,425,000                Washington State, UT GO Bonds (Series B), 5.00%, 5/1/1999                     AA+             7,511,650
                                 Total                                                                                    15,506,391
West Virginia--0.8%
    1,500,000                Cabell County, WV Board of Education, Refunding UT GO Bonds, 6.00%, 5/1/2001  A+              1,576,095
Wisconsin--5.2%
    6,500,000                Wisconsin Health and Educational Facilities Authority, Revenue Bonds
                             (Series 1996), 5.50% (Gundersen Lutheran)/(FSA INS), 12/1/2000                AAA             6,727,822
    3,335,000                Wisconsin Health and Educational Facilities Authority, Revenue Bonds
                             (Series 1997), 4.70% (Marshfield Clinic, WI)/(MBIA INS)/(Original Issue
                             Yield: 4.85%), 2/15/2002                                                      AAA             3,387,560
                                 Total                                                                                    10,115,382
                                 Total Short-Intermediate Municipal Securties
                                 (identified cost $179,034,173)                                                          181,841,329
Short-Term Municipals--8.5%
California--0.6%
    1,100,000                Monterey Peninsula, CA Water Management District Weekly VRDNs
                             (Wastewater Reclaimation)/(Sumitomo Bank Ltd., Osaka LOC)                      A-             1,100,000
Illinois--2.5%
    $5,000,000               Illinois Development Finance Authority, Multifamily Housing Refunding &
                             Revenue Bonds Weekly VRDNs (Cobbler Square Project)/(Sumitomo Bank Ltd.,
                             Osaka LOC)                                                                     A-             5,000,000
                             North Carolina--2.9%
    5,600,000                Person County, NC Industrial Facilities & Pollution Control Financing
                             Authority Daily VRDNs (Carolina Power & Light Co.)/(SunTrust Bank,
                             Atlanta LOC)                                                                  Aa3             5,600,000
Pennsylvania--0.5%
    1,000,000                New Castle, PA Area Hospital Authority, (Series 1996) Weekly VRDNs (Jameson
                             Memorial Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                             AAA             1,000,000
Puerto Rico--0.2%
    400,000                  Government Development Bank for Puerto Rico (GDB) Weekly VRDNs (MBIA
                             INS)/(Credit Suisse First Boston LIQ)                                         AA                400,000
Texas--0.5%
    1,000,000                Harris County, TX HFDC, (Series 1994) Daily VRDNs (Methodist Hospital,
                             Harris County, TX)                                                            AA              1,000,000
Wisconsin--1.3%
    2,500,000                Milwaukee, WI, Trust Receipts (Series 1998) Daily VRDNs (National
                             Westminster Bank, PLC, London LIQ)                                            NR              2,500,000
                                 Total Short-Term Municipals (at amortized cost)                                          16,600,000
                                 Total Investments (identified cost $195,634,173)(a)                                    $198,441,329


  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(a) The cost of investments for federal tax purposes amounts to $195,634,173. The net unrealized appreciation of investments on a federal tax basis amounts to $2,807,156 which is comprised of $2,817,134 appreciation and $9,978 depreciation at June 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($196,269,245) at June 30, 1998.



The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation COL --Collateralized FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation HFA --Housing Finance Authority HFDC --Health Facility Development Corporation IDA --Industrial Development Authority INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit LT --Limited Tax MBIA --Municipal Bond Investors Assurance PFA --Public Facility Authority PLC --Public Limited Company PRF --Prerefunded SFM --Single Family Mortgage TOBs --Tender Option Bonds UT --Unlimited Tax VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


                      STATEMENT OF ASSETS AND LIABILITIES

                      Federated Short-Term Municipal Trust

                                 June 30, 1998

Assets:
Total investments in securities, at value (identified and tax cost $195,634,173)    $198,441,329
Income receivable                                                                      2,400,217
Receivable for investments sold                                                           40,000
Receivable for shares sold                                                             2,738,649
 Total assets                                                                        203,620,195
Liabilities:
Payable for investments purchased                                                   $  5,039,722
Payable for shares redeemed                                                               88,075
Income distribution payable                                                              397,898
Payable to Bank                                                                        1,806,091
Accrued expenses                                                                          19,164
 Total liabilities                                                                     7,350,950
Net Assets for 19,071,112 shares outstanding                                        $196,269,245
Net Assets Consist of:
Paid in capital                                                                     $197,490,288
Net unrealized appreciation of investments                                             2,807,156
Accumulated net realized loss on investments                                          (4,031,116)
Distributions in excess of net investment income                                           2,917
 Total Net Assets                                                                   $196,269,245
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$184,902,660 O 17,966,645 shares outstanding                                              $10.29
Institutional Service Shares:
$11,366,585 O 1,104,467 shares outstanding                                                $10.29

(See Notes which are an integral part of the Financial Statements)



                            STATEMENT OF OPERATIONS

                      Federated Short-Term Municipal Trust
                            Year Ended June 30, 1998

Investment Income:
Interest                                                              $9,497,280
Expenses:
Investment advisory fee                                               $  799,123
Administrative personnel and services fee                                155,000
Custodian fees                                                            13,841
Transfer and dividend disbursing agent fees and expenses                  48,912
Directors'/Trustees' fees                                                 14,053
Auditing fees                                                             13,798
Legal fees                                                                 5,599
Portfolio accounting fees                                                 75,790
Distribution services fee--Institutional Service Shares                   22,281
Shareholder services fee--Institutional Shares                           477,166
Shareholder services fee--Institutional Service Shares                    22,281
Share registration costs                                                  35,940
Printing and postage                                                      21,765
Insurance premiums                                                         3,941
Taxes                                                                         75
Miscellaneous                                                              3,275
 Total expenses                                                        1,712,840
Waivers --
 Waiver of investment advisory fee                                    $ (256,084)
 Waiver of distribution services fee--Institutional Service Shares       (21,390)
 Waiver of shareholder services fee--Institutional Shares               (477,166)
 Waiver of shareholder services fee--Institutional Service Shares           (891)
   Total waivers                                                        (755,531)
     Net expenses                                                        957,309
      Net investment income                                            8,539,971
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                         202,730
Net change in unrealized appreciation of investments                     561,167
 Net realized and unrealized gain on investments                         763,897
   Change in net assets resulting from operations                     $9,303,868

(See Notes which are an integral part of the Financial Statements)


                       STATEMENT OF CHANGES IN NET ASSETS

                      Federated Short-Term Municipal Trust

                                                                                              Year Ended June 30,
                                                                                              1998            1997
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                                    $   8,539,971   $   9,299,278
Net realized gain (loss) on investments ($8,804 net gain and $170,193 net loss,
respectively, as computed for federal tax purposes)                                            202,730        (188,131)
Net change in unrealized appreciation                                                          561,167         403,659
 Change in net assets resulting from operations                                              9,303,868       9,514,806
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                                                                       (8,174,344)     (8,989,909)
 Institutional Service Shares                                                                 (360,458)       (311,621)
   Change in net assets resulting from distributions to shareholders                        (8,534,802)     (9,301,530)
Share Transactions--
Proceeds from sale of shares                                                                83,677,957     120,094,181
Net asset value of shares issued to shareholders in payment of distributions declared        3,608,608       3,735,821
Cost of shares redeemed                                                                   (108,712,902)   (102,793,046)
 Change in net assets resulting from share transactions                                    (21,426,337)     21,036,956
   Change in net assets                                                                    (20,657,271)     21,250,232
Net Assets:
Beginning of period                                                                        216,926,516     195,676,284
End of period (including undistributed net investment
income of $2,917 and $0, respectively)                                                   $ 196,269,245   $ 216,926,516

(See Notes which are an integral part of the Financial Statements)



                         NOTES TO FINANCIAL STATEMENTS

                      Federated Short-Term Municipal Trust
                                 June 30, 1998

Organization

Federated Short-Term Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares:
Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. The Trust pursues this investment objective by investing in a portfolio of municipal securities with a dollar-weighted average maturity of less than three years.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expired capital loss carryforwards. The following reclassification has been made to the financial statements.

          Increase (Decrease)
-------------------------------------
                   Accumulated Net
Paid In Capital  Realized Gain (Loss)
-------------------------------------
   ($1,720,574)  $1,720,574

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At June 30, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $4,030,794 which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

                Expiration Year                  Expiration Amount
                     1999                               $   11,866
                     2001                               $   62,121
                     2003                               $1,189,491
                     2004                               $2,597,123
                     2005                               $  170,193
 When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                                 Year Ended June 30,
                                                               ------------------------------------------------------
                                                                           1998                       1997
                                                                --------------------------   ------------------------
Institutional Shares                                              Shares         Amount        Shares        Amount
Shares sold                                                      7,381,068   $  75,983,944   11,082,005   $113,726,010
Shares issued to shareholders in payment of
distributions declared                                             328,092       3,376,837      338,791      3,476,789
Shares redeemed                                                (10,235,034)   (105,370,170)  (9,428,681)   (96,745,509)
 Net change resulting from Institutional share transactions     (2,525,874)  $ (26,009,389)   1,992,115   $ 20,457,290

                                                                                 Year Ended June 30,
                                                               ------------------------------------------------------
                                                                           1998                       1997
                                                                --------------------------   ------------------------
Institutional Service Shares                                      Shares         Amount        Shares        Amount
Shares sold                                                        747,794   $   7,694,013      619,285   $  6,368,171
Shares issued to shareholders in payment of
distributions declared                                              22,517         231,771       25,233        259,032
Shares redeemed                                                   (324,766)     (3,342,732)    (591,876)    (6,047,537)
Net change resulting from Institutional Service share
transactions                                                       445,545   $   4,583,052       52,642   $    579,666
  Net change resulting from share transactions                  (2,080,329)  $ (21,426,337)   2,044,757   $ 21,036,956


Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses) exceed 0.45% of average daily net assets of the Trust.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses of up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Year 2000 (unaudited)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Investment Transactions
Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 1998, were as follows:

Purchases  $64,894,259
Sales      $93,851,888



Federated Short-Term Municipal Trust

Institutional Shares

Prospectus
August 31, 1998

A No-Load, Open-End, Diversified Management Investment Company


Federated Short-Term Municipal Trust Institutional Shares
Federated Investors Funds
5800 Corporate Drive Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Custodian
State Street Bank and TrustCompany
P.O. Box 8600 Boston,MA02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Public Accountants
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

--------------------------
www.federatedinvestors.com
--------------------------


Cusip 313907107
8072507A-IS (8/98)





                      Federated Short-Term Municipal Trust
                              Institutional Shares
                          Institutional Service Shares


                       Statement of Additional Information











This Statement of Additional Information should be read with the prospectuses for Institutional Shares and Institutional Service Shares of Federated Short-Term Municipal Trust (the "Trust"), dated August 31, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

Federated Short-Term Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
                         Statement dated August 31, 1998

Cusip 313907107
Cusip 313907206
8072507B (8/98)

Table of Contents

General Information About the Trust      1

Investment Objective and Policies        1
  Acceptable Investments                 1
  When-Issued and Delayed Delivery Transactions 2
     Futures Transactions                2
  Portfolio Turnover                     2
  Investment Limitations                 3

Federated Short-Term Municipal Trust Management 5
  Trust Ownership                        9
  Trustee Compensation                  10
  Trustee Liability                     10

Investment Advisory Services            11
  Adviser to the Trust                  11
  Advisory Fees                         11

Brokerage Transactions                  11

Other Services                          11
  Trust Administration                  11
  Custodian and Portfolio Accountant    11
  Transfer Agent                        12
  Independent Public Accountants        12

Purchasing Shares                       12
  Distribution Plan (Institutional Service
    Shares only) and Shareholder Services
    Agreement                           12





Determining Net Asset Value             12
  Valuing Municipal Securities          12
  Use of Amortized Cost                 12

Redeeming Shares                        13
  Redemption in Kind                    13

Massachusetts Partnership Law           13

Tax Status                              13
  The Trust's Tax Status                13

Total Return                            13

Yield                                   14
  Tax-Equivalent Yield                  14
  Tax-Equivalency Table                 15
  Performance Comparisons               16
  Economic and Market Information       16

About Federated Investors, Inc.         16
  Mutual Fund Market                    17
  Institutional Clients                 17
  Bank Marketing                        17
  Broker/Dealers and Bank Broker/Dealer
  Subsidiaries                          17

Appendix                                18

General Information About the Trust
The Trust was established as a Massachusetts business trust under a Declaration of Trust dated May 8, 1981. The name of the Trust was Federated Short-Intermediate Municipal Trust prior to August 23, 1993. On August 23, 1993, the shareholders of the Trust voted to change the name of the Trust to Short-Term Municipal Trust. On December 15, 1994, the name of the Trust was changed from Short-Term Municipal Trust to Federated Short-Term Municipal Trust.

Shares of the Trust are offered in two classes, known as Institutional Shares and Institutional Service Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to the above-mentioned Shares of the Trust.

Investment Objective and Policies
The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax.

Acceptable Investments

The Trust attempts to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities or by investing its assets so that at least 80% of its income will be tax exempt. The investment objective and the policy stated above cannot be changed without the approval of shareholders. The investment policies described below may be changed without shareholder approval.

   Characteristics

      The municipal securities in which the Trust invests have the characteristics set forth in the prospectuses. The Trust may use similar services or ratings other than Moody's Investors Service, Inc. ("Moody's") Standard & Poor's ("S&P"), or Fitch IBCA, Inc. ("Fitch"). If a security's rating is reduced below the required minimum after the Trust has purchased it, the Trust is not required to sell the security, but may consider doing so. If ratings made by Moody's, S&P, or Fitch change because of changes in those organizations or in their rating systems, the Trust will try to use comparable ratings as standards in accordance with the investment policies described in the Shares' prospectuses.

   Participation Interests

      The financial institutions from which the Trust purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Trust the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Trust. By purchasing participation interests having a seven day demand feature, the Trust is buying a security meeting the quality requirements of the Trust and also is receiving the tax-free benefits of the underlying securities.

   Variable Rate Municipal Securities

      Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Trust are subject to repayment of principal (usually within seven days) on the Trust's demand. For purposes of determining the Trust's average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Futures Transactions

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Trust could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Trust's anticipated holding period. The Trust would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

   "Margin" in Futures Transactions

      Unlike the purchase or sale of a security, the Trust does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Trust is required to deposit an amount of "initial margin" in liquid securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Trust to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      A futures contract held by the Trust is valued daily at the official settlement price of the exchange on which it is traded. Each day the Trust pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Trust but is instead settlement between the Trust and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value ("NAV"), the Trust will mark-to-market its open futures positions.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Trust. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to the extent that would cause the segregation of more than 20% of the total value of its assets.

Investing in Securities of Other Investment Companies

The Trust may invest in the securities of affiliated money market funds as an efficient means of managing the Trust's uninvested cash.

Portfolio Turnover

The Trust will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective. During the fiscal years ended June 30, 1998 and 1997, the portfolio turnover rates were 33% and 50%, respectively.

Investment Limitations
   Diversification of Investments

      The Trust will not purchase the securities of any issuer (except cash and cash instruments and securities issued or guaranteed by the United States government, its agencies and instrumentalities) if, as a result, more than 5 percent of its total assets would be invested in the securities of such issuer. For purposes of this limitation, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia, shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. In the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If, however, in the case of an industrial development bond or governmental issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer (as above defined) subject to limited exclusions allowed by the Investment Company Act of 1940.

   Borrowing Money

      The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then (a) only in amounts not in excess of 5% of the value of its total assets or (b) in an amount up to one-third of the value of its total assets, including the amount borrowed. (This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous.) While any such borrowings are outstanding, no net purchases of investment securities will be made by the Trust. If, due to market fluctuations or other reasons, the value of the Trust's assets falls below 300% of its borrowings, the Trust will reduce its borrowings within three business days. To do this, the Trust may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

   Pledging Assets

      The Trust will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

   Underwriting

      The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

   Investing in Real Estate

      The Trust will not buy or sell real estate, although it may invest in municipal securities secured by real estate or interests in real estate.

   Investing in Commodities or Minerals

      The Trust will not buy or sell commodities, commodity contracts, or oil, gas, or other mineral exploration or development programs.

   Making Loans

      The Trust will not make loans, but may acquire publicly or nonpublicly issued municipal securities as permitted by its investment objective, policies, and limitations.

   Selling Short and Buying on Margin

      The Trust will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

   Issuing Senior Securities

      The Trust will not issue senior securities, except as permitted by its investment objective and policies.

 The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

   Acquiring Securities

      The Trust will not acquire voting securities, except as part of a merger, consolidation, reorganization, or acquisition of assets.

   Investing in Illiquid Securities

      The Trust will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities.

   The Trust does not intend to purchase securities if, as a result of such purchase, more than 25% of the value of its assets would be invested in the securities of governmental subdivisions located in any one state, territory, or possession of the United States.

   Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

   The Trust did not borrow money, pledge securities or invest in illiquid securities or restricted securities in excess of 5% of the value of its total assets during the last fiscal year and has no present intent to do so in the coming fiscal year.

   For purposes of this limitation, the Trust considers cash instruments and items to be instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of the investment.

Federated Short-Term Municipal Trust Management
Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Short-Term Municipal Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

Director or Trustee of the Funds; President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.


Edward L. Flaherty, Jr., Esq. @
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Director or Trustee of the Funds; Attorney, Of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.


Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 2, 1929

President and Trustee

President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA and VISA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Director or Trustee of the Funds; Public relations/Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies:

111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Trust Ownership

As of August 7, 1998, Officers and Trustees as a group owned 373,92 (2.06%) of the outstanding Institutional Shares of the Trust. As of the same date, Officers and Trustees owned less than 1% of the Institutional Service Shares of the Trust.

As of August 7, 1998 the following shareholders of record owned 5% or more of the outstanding Institutional Service Shares of the Trust: CPB Trust Division Fiduciary Account, Honolulu, Hawaii, owned approximately 114,840 Shares (11.18%); John H. Seale, Jaspar, Texas, owned approximately 68,999 Shares (6.72%); FAM & Co., Logansport, Indiana, owned approximately 56,380 Shares (5.49%); FTC & Co., Denver, Colorado, owned approximately, 53,991 Shares (5.26%) and Donaldson Lufkin Jenrette Securities Corporation, Inc, Jersey City, New Jersey, owned approximately 51,693 Shares (5.03%).

As of August 7, 1998, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of the Trust: Charles Schwab & Co., Inc., San Francisco, California owned approximately 2,887,040 Shares (15.82%).

Trustees' Compensation



                        AGGREGATE
    NAME,             COMPENSATION
    POSITION WITH         FROM               TOTAL COMPENSATION PAID
    TRUST                TRUST*#               FROM FUND COMPLEX
John F. Donahue,           $0        $0 for the Trust and
Chairman and Trustee                 56 other investment companies in the Fund Complex

Thomas G. Bigley,      $1,172.62     $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

John T. Conroy,        $1,290.07     $122,362 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

William J. Copeland,   $1,290.07     $122,362 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

James E. Dowd, Esq.    $1,290.07     $122,362 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.,$1,172.62    $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr., Esq.        $1,290.07  $122,362 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Glen R. Johnson,           $0        $0 for the Trust and
President and Trustee                8 other investment companies in the Fund Complex

Peter E. Madden,       $1,172.62     $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.    $1,172.62  $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Wesley W. Posvar,      $1,172.62     $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

Marjorie P. Smuts,     $1,172.62     $111,222 for the Trust and
Trustee                              56 other investment companies in the Fund Complex

*    Information is furnished for the fiscal year ended June 30, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

  The information is provided for the last calendar year.



Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
Adviser to the Trust

The Trust's investment adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors, Inc. All of the securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue. The Adviser shall not be liable to the Trust or its shareholders for any losses that may be sustained in the purchase, holding, or sale of any security, for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Advisory Fees
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectuses. During the fiscal years ended June 30, 1998, 1997, and 1996, the Trust's adviser earned $799,123, $866,632, and $837,213, respectively, which were reduced by $256,084, $293,339, and $266,026, respectively, because of undertakings to limit the Trust's expenses.

Brokerage Transactions
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended June 30, 1998, 1997 and 1996, the Trust paid no brokerage commissions. Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust.

Other Services
Trust Administration
Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Trust for a fee as described in the prospectuses. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Trust's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended June 30, 1998, 1997, and 1996, the Administrators earned $155,000, $163,655, and
$158,326, respectively.

Custodian and Portfolio Accountant
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio of investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

Transfer Agent
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, number of accounts and transactions made by shareholders.

Independent Public Accountants

The independent auditors for the Trust are Arthur Andersen LLP, Pittsburgh, PA.

Purchasing Shares
Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "Investing in Institutional Shares" or "Investing in Institutional Service Shares."

Distribution Plan (Institutional Service Shares Only) and Shareholder Services Agreement

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. With respect to the Institutional Service Shares, by adopting the Distribution Plan, the Board of Trustees expects that the Trust will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Trust in pursuing its investment objectives. By identifying potential investors whose needs are served by the Trust's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales. Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended June 30, 1998, payments in the amount of $22,281 were made pursuant to the Distribution Plan (Institutional Service Shares only) of which $21,390 was waived. In addition, for this period, the Trust paid shareholder service fees in the amount of $477,166, of which $477,166 was waived for Institutional Shares and $22,281, of which $891 was waived for Institutional Service Shares.

Determining Net Asset Value
Net asset value generally changes each day. The days on which the net asset value is calculated by the Trust are described in each respective prospectus.

Valuing Municipal Securities

The Trustees use an independent pricing service to value municipal securities. The independent pricing service takes into consideration: yield; stability; risk; quality; coupon rate; maturity; type of issue; trading characteristics; special circumstances of a security or trading market; and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities and does not rely exclusively on quoted prices.

Use of Amortized Cost

The Trustees have decided that the fair value of municipal securities authorized to be purchased by the Trust with remaining maturities of 60 days or less at the time of purchase shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Trust's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Redeeming Shares
The Trust redeems Shares at the next computed net asset value after the Trust receives the redemption request. Redemption procedures are explained in each respective prospectus under "Redeeming Institutional Shares" or "Redeeming Institutional Service Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Redemption in Kind

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Trust's portfolio. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to a lesser of $250,000 or 1% of a class's net asset value during any 90-day period.

Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Trust. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

Tax Status
The Trust's Tax Status

The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Trust must, among other requirements:

  o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

  o invest in securities within certain statutory limits; and

  o distribute to its shareholders at least 90% of its net income earned during the year.

Total Return
The average annual total return for each class of shares of the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming monthly reinvestment of all dividends and distributions.

The Trust's average annual total returns for Institutional Shares for the one-year, five-year, and ten-year periods ended June 30, 1998, were 4.68%, 4.07%, and 4.96%, respectively. The Trust's average annual total return for Institutional Service Shares for the fiscal year ended June 30, 1998 and for the period since inception (August 31, 1993, date of initial public offering), to June 30, 1998 was 4.41% and 3.85% respectively.

Yield
The Trust's yields for the thirty-day period ended June 30, 1998, for Institutional Shares and Institutional Service Shares were 3.78% and 3.53%, respectively.

The yield for both classes of shares of the Trust is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by either class of shares over a thirty-day period by the maximum offering price per share of either class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Trust because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial intermediaries charge fees in connection with services provided in conjunction with an investment in either class of shares, performance will be reduced for those shareholders paying those fees.

Tax-Equivalent Yield
The Trust's tax-equivalent yields for the thirty-day period ended June 30, 1998, for Institutional Shares and Institutional Service Shares were 5.25% and 4.90%, respectively.

The tax-equivalent yield of the Trust is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Trust would have had to earn to equal its actual yield, assuming the shareholder is in the 28% tax-bracket and that income is 100% tax-exempt.

Tax-Equivalency Table

The Trust may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Trust's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                        TAXABLE YIELD EQUIVALENT FOR 1998
                           MULTI-STATE MUNICIPAL FUND
      FEDERAL INCOME TAX BRACKET:
                  15.00%    28.00%       31.00%        36.00%        39.60%


      JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

      SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450

      Tax-Exempt
      Yield                   Taxable Yield Equivalent

        1.00%      1.18%     1.39%       1.45%         1.56%         1.66%
        1.50%      1.76%     2.08%       2.17%         2.34%         2.48%
        2.00%      2.35%     2.78%       2.90%         3.13%         3.31%
        2.50%      2.94%     3.47%       3.62%         3.91%         4.14%
        3.00%      3.53%     4.17%       4.35%         4.69%         4.97%
        3.50%      4.12%     4.86%       5.07%         5.47%         5.79%
        4.00%      4.71%     5.56%       5.80%         6.25%         6.62%
        4.50%      5.29%     6.25%       6.52%         7.03%         7.45%
        5.00%      5.88%     6.94%       7.25%         7.81%         8.28%
        5.50%      6.47%     7.64%       7.97%         8.59%         9.11%
        6.00%      7.06%     8.33%       8.70%         9.38%         9.93%
        6.50%      7.65%     9.03%       9.42%        10.16%        10.76%
        7.00%      8.24%     9.72%      10.14%        10.94%        11.59%
        7.50%      8.82%    10.42%      10.87%        11.72%        12.42%
        8.00%      9.41%    11.11%      11.59%        12.50%        13.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Performance Comparisons
The performance of both classes of Shares depends upon such variables as:

  o portfolio quality;

  o average portfolio maturity;

  o type of instruments in which the portfolio is invested;

  o changes in interest rates and market value of portfolio securities;

  o changes in the Trust's expenses or either class of Shares' expenses; and

  o various other factors.

Either class of Shares' performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:

  o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the "intermediate municipal bond funds" category in advertising and sales literature.

  o The Lehman Brothers Municipal Index/1-Year is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and mature in at least 1, but not more than 2 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

  o The Lehman Brothers Municipal Index/3 Year is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million, and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

  o Morningstar, Inc., An independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Economic and Market Information

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Trust portfolio managers and their views and analysis on how such developments could affect the Trust. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

About Federated Investors, Inc.
Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the municipal sector, as of December 31, 1997, Federated Investors, Inc. managed 11 bond funds with approximately $2.1 billion in assets and 22 money market funds with approximately $10.9 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

Mutual Fund Market

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

Institutional Clients

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

Bank Marketing

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/ dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ranking in several DALBAR Surveys. DALBAR, Inc is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

*     Source: Investment Company Institute

Appendix
Standard and Poor's ("S&P") Municipal Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Services, Inc. ("Moody's") Municipal Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch IBCA, Inc. ("Fitch") Investment Grade Bond Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Standard and Poor's Municipal Note Ratings

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Moody's Investors Services, Inc. Short-Term Loan Ratings

MIG1/VMIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard and Poor's Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Moody's Investors Services, Inc. Commercial Paper Ratings

P-1--Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

  o leading market positions in well-established industries;

  o high rates of return on funds employed;

  o conservative capitalization structure with moderate reliance on debt and ample asset protection;

  o broad margins in earning coverage of fixed financial charges and high internal cash generation; and

  o well-established access to a range of financial markets and assured sources of alternative liquidity.

P-2--Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Federated Short-Term Municipal Trust

Institutional Service Shares

Prospectus

The Institutional Service Shares offered by this prospectus represent interests in a diversified portfolio of securities of Federated Short-Term Municipal Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. The Trust pursues this investment objective by investing in a portfolio of municipal securities with a dollar-weighted average maturity of less than three years.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal.

This prospectus contains the information you should read and know before you invest in Institutional Service Shares of the Trust. Keep this prospectus for future reference.

The Trust has also filed a Statement of Additional Information for Institutional Shares and Institutional Service Shares dated

August 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated August 31, 1998


                               TABLE OF CONTENTS

Summary of Trust Expenses                             1
Financial Highlights--Institutional Service Shares    2
General Information                                   3
 Year 2000 Statement                                  3
Investment Information                                3
 Investment Objective                                 3
 Investment Policies                                  3
 Municipal Securities                                 5
 Investment Risks                                     6
 Investment Limitations                               6
Trust Information                                     6
 Management of the Trust                              6
 Distribution of Institutional Service Shares         7
 Administration of the Trust                          8
Net Asset Value                                       8
Investing in Institutional Service Shares             8
 Share Purchases                                      8
 Minimum Investment Required                          8
 What Shares Cost                                     8
 Confirmations and Account Statements                 9
 Dividends                                            9
 Capital Gains                                        9
Redeeming Institutional Service Shares                9
 Telephone Redemption                                 9
 Written Requests                                     9
 Accounts with Low Balances                          10
Shareholder Information                              10
 Voting Rights                                       10
Tax Information                                      10
 Federal Income Tax                                  10
 State and Local Taxes                               11
Performance Information                              11
Other Classes of Shares                              11
Financial Highlights--Institutional Shares           12
Financial Statements                                 13
Report of Independent Public Accountants             26



                           SUMMARY OF TRUST EXPENSES

                          Institutional Service Shares
                       Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                          None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                          None
Contingent Deferred Sales Charge
  (as a percentage of original purchase price or redemption
  proceeds, as applicable)                                     None
Redemption Fee (as a percentage of amount redeemed,
  if applicable)                                               None
Exchange Fee                                                   None

                           Annual Operating Expenses
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)                            0.27%
12b-1 Fee (after waiver) (2)                                 0.01%
Total Other Expenses                                         0.44%
 Shareholder Services Fee (after waiver) (3)            0.24%
Total Operating Expenses (4)                                 0.72%

(1) The management fee has been reduced to reflect the waiver of a portion of the management fee. The maximum management fee is 0.40%.

(2) The 12b-1 Fee has been reduced to reflect the waiver of a portion of the 12b-1 fee. The distributor can terminate this waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.25%.

(3) The shareholder services fee has been reduced to reflect the waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(4) The total operating expenses would have been 1.10% absent the waivers of portions of the management fee, 12b-1 and shareholder service fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Institutional Service Shares" and "Trust Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

Example

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                               $ 7
3 Years                                                              $23
5 Years                                                              $40
10 Years                                                             $89

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



              FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SERVICE SHARES

(For a share outstanding throughout each period)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                                                               Year Ended June 30,
                                                                                   1998     1997     1996     1995     1994(a)
Net asset value, beginning of period                                             $ 10.26   $10.24   $10.28   $10.15   $ 10.35
Income from investment operations
 Net investment income                                                              0.42     0.42     0.40     0.39      0.31
 Net realized and unrealized gain (loss) on investments                             0.03     0.02    (0.04)    0.13     (0.20)
 Total from investment operations                                                   0.45     0.44     0.36     0.52      0.11
Less distributions
 Distributions from net investment income                                          (0.42)   (0.42)   (0.40)   (0.39)    (0.31)
Net asset value, end of period                                                   $ 10.29   $10.26   $10.24   $10.28   $ 10.15
Total return (b)                                                                    4.41%    4.33%    3.56%    5.26%     1.08%
Ratios to average net assets
 Expenses                                                                           0.72%    0.71%    0.72%    0.71%   0.72%*
 Net investment income                                                              4.05%    4.05%    3.90%    3.69%   3.65%*
Supplemental data
 Net assets, end of period (000 omitted)                                         $11,367   $6,758   $6,209   $5,223   $31,459
 Portfolio turnover                                                                   33%      50%      20%      33%       36%

 * Computed on an annualized basis.

(a) Reflects operations for the period from August 31, 1993 (date of initial public offering) to June 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

Further information about the Trust's performance is contained in the Trust's Annual Report for the fiscal year ended June 30, 1998, which can be obtained free of charge.



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated May 8, 1981. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees (the "Trustees") has established two classes of shares of the Trust, known as Institutional Service Shares and Institutional Shares. This prospectus relates only to Institutional Service Shares (the "Shares") of the Trust.


Shares of the Trust are sold primarily to retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of municipal securities. A minimum initial investment of $25,000 over a 90-day period is required. The Trust may not be a suitable investment for retirement plans since it invests in municipal securities.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Trust.


Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Trust's service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Trust and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Trust's operations


                             INVESTMENT INFORMATION

Investment Objective

The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. Interest income of the Trust that is exempt from federal regular income tax retains its tax-free status when distributed to the Trust's shareholders. The Trust attempts to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities or by investing its assets so that at least 80% of its income will be tax-exempt. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective, and the above investment policy, cannot be changed without approval of shareholders.

Investment Policies

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments

The municipal securities in which the Trust invests are:

 . debt obligations issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these, including industrial development bonds, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Trust and/or the investment adviser to the Trust, exempt from federal regular income tax; and

 .  participation interests, as described below, in any of the above obligations.

Average Maturity

The dollar-weighted average maturity of the Trust's portfolio of municipal securities will be less than three years. For purposes of determining the dollar-weighted average maturity of the Trust's portfolio, the maturity of a municipal security will be its ultimate maturity, unless it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding, or redemption provision, in which case the maturity date will be the date on which it is probable that the security will be called, refunded, or redeemed. If the municipal security includes the right to demand payment, the maturity of the security for purposes of determining the Trust's dollar-weighted average maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment.

Characteristics

The municipal securities in which the Trust invests are:

 .  rated within the four highest ratings for municipal securities by Moody's
   Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa) or by Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch") (AAA, AA, A, or BBB);

 . guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;

 . rated at the time of purchase within the two highest ratings categories of Moody's short-term municipal securities ratings, (MIG1/VMIG1, MIG2/VMIG2) or Moody's municipal commercial paper ratings, (P-1, P-2) or S&P's municipal note rating, (SP-1, SP-2) or S&P's municipal commercial paper and short-term ratings, (A-1, A-2); or

 . unrated, if at the time of purchase, determined by the Trust's investment adviser to be of comparable quality to municipal securities as stated above.

Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments higher than securities.


Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. The prices of fixed income securities fluctuate inversely to the direction of interest rates. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

Participation Interests

The Trust may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Trust an undivided interest in municipal securities. The financial institutions from which the Trust purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees will determine that participation interests meet the prescribed quality standards for the Trust.

Variable Rate Municipal Securities

SOME OF THE MUNICIPAL SECURITIES WHICH THE TRUST PURCHASES MAY HAVE VARIABLE INTEREST RATES. VARIABLE INTEREST RATES ARE ORDINARILY BASED ON A PUBLISHED INTEREST RATE OR INTEREST RATE INDEX OR SOME SIMILAR STANDARD, SUCH AS THE 91-DAY U.S. TREASURY BILL RATE. VARIABLE RATE MUNICIPAL SECURITIES WILL BE TREATED AS MATURING ON THE DATE OF THE NEXT SCHEDULED ADJUSTMENT TO THE INTEREST RATE FOR PURPOSES OF DETERMINING THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE PORTFOLIO.


Inverse Floaters

The Trust may invest in securities known as "inverse floaters" which represent interests in municipal securities. The Trust intends to purchase inverse floaters to assist in pursuing its investment objective. These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term municipal securities or an index of short-term municipal securities. The interest rates on inverse floaters will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Inverse floaters will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floaters will generally be more volatile than the market values of fixed-rate municipal securities. Typically, the portion of the portfolio invested in inverse floaters will be subject to additional volatility.

Financial Futures

The Trust may purchase and sell interest rate and index financial futures contracts. These financial futures contracts may be used to hedge all or a portion of its portfolio against changes in the market value of portfolio securities and interest rates, provide additional liquidity, and accomplish its current strategies in a more expeditious fashion. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

As a matter of investment policy, which may be changed without shareholder approval, the Trust may not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Trust's existing futures positions would exceed 5% of the market value of the Trust's total assets. When the Trust purchases futures contracts, an amount of municipal securities, cash or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Trust's custodian (or the broker, if legally permitted) to collateralize the position.

 Risks

 When the Trust uses financial futures, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Trust's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. In addition, the Trust's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Trust may lose money on the futures contract. It is not certain that a secondary market for positions in futures contracts will exist at all times. Although the investment adviser will consider liquidity before entering into futures transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract at any particular time. The Trust's ability to establish and close out futures positions depends on this secondary market.


When-Issued and Delayed Delivery Transactions

The Trust may purchase municipal securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.


Investing in Securities of Other Investment Companies

The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses.


Temporary Investments

From time to time on a temporary basis, when the investment adviser determines that market conditions call for a temporary defensive posture, the Trust may invest in short-term temporary investments which may or may not be exempt from federal income tax. Temporary investments include: tax-exempt variable and floating rate demand notes; tax-free commercial paper; other temporary municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements (arrangements in which the organization selling the Trust a security agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments with the exception of temporary municipal securities which are subject to the same rating requirements as all other municipal securities in which the Trust invests. However, the investment adviser will limit temporary investments to those it considers to be of comparable quality to the acceptable investments of the Trust.

Although the Trust is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

Municipal Securities

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment. The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Investment Risks

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal bond markets; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Trust to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

Investment Limitations
The Trust will not:


 . Invest more than 5% of its total assets in securities of one issuer (except cash and cash items and U.S. government obligations); or


 . borrow money or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, can be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Trust will not:

 .  Commit more than 15% of its net assets to illiquid obligations; or

 . invest more than 5% of its total assets in industrial development bonds of issuers that have a record of less than three years of continuous operations.

                               TRUST INFORMATION

Management of the Trust
Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

Investment Adviser

Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.

Advisory Fees

 The Trust's Adviser receives an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. Under the investment advisory contract, the Adviser will reimburse the Trust the amount, limited to the amount of the advisory fee, by which the Trust's aggregate annual operating expenses, including its investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses, exceed 0.45% of its average daily net assets. Any accrued shareholder services fees and/or distribution plan fees are considered to be outside this contractual expense limitation. Further, the limitation does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


Adviser's Background

 Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.


Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.


Jeff A. Kozemchak has been the Trust's portfolio manager since June 1996. Mr. Kozemchak joined Federated Investors, Inc. or its predecessor in 1987 and has been a Vice President of the Trust's investment adviser since 1993. Mr. Kozemchak served as an Assistant Vice President of the investment adviser from 1990 until 1992. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mary Jo Ochson has been the Trust's portfolio manager since January 1997. Ms. Ochson joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Trust's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice president of the Trust's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


Distribution of Institutional Service Shares

Federated Securities Corp. is the principal distributor for Institutional Service Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.


Distribution Plan and Shareholder Services

Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Trust in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Shares. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Plan is a compensation-type plan. As such, the Trust makes no payments to the distributor except as described above. Therefore, the Trust does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Trust, interest, carrying, or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Trust under the Plan.


In addition, the Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.


Supplemental Payments to Financial Institutions

In addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

Administration of the Trust
Administrative Services

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. ("Federated Funds") as specified below:

Maximum               Average Aggregate
  Fee                 Daily Net Assets

0.150%           on the first $250 million
0.125%           on the next $250 million
0.100%           on the next $250 million
0.075%     on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

                                NET ASSET VALUE

The Trust's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Trust, subtracting the interest of the Shares in the liabilities of the Trust and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Shares may differ from that of Institutional Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

                   INVESTING IN INSTITUTIONAL SERVICE SHARES

Share Purchases

Shares are sold on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business. Shares may be purchased either by wire or by mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request.

By Wire

To purchase Shares by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Short-Term Municipal Trust--Institutional Service Shares; Trust Number (this number can be found on the account statement or by contacting the Trust); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased on days on which the New York Stock Exchange is closed and on federal holidays restricting wire transfers. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

By Mail

To purchase Shares by mail, send a check made payable to Federated Short-Term Municipal Trust--Institutional Service Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds. This is normally the next business day after the check is received.

Minimum Investment Required

The minimum initial investment in Shares is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. The minimum investment for an institutional investor will be calculated by combining all accounts it maintains with the Trust. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

What Shares Cost

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Confirmations and Account Statements

SHAREHOLDERS WILL RECEIVE DETAILED CONFIRMATIONS OF TRANSACTIONS. IN ADDITION, SHAREHOLDERS WILL RECEIVE PERIODIC STATEMENTS REPORTING ALL ACCOUNT ACTIVITY, INCLUDING DIVIDENDS PAID. THE TRUST WILL NOT ISSUE SHARE CERTIFICATES.


Dividends

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for Shares is placed on the preceding business day, Shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for Shares and payment by wire are received on the same day, Shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested in additional Shares unless cash payments are requested by contacting the Trust.

Capital Gains

Distributions of net realized long-term capital gains realized by the Trust, if any, will be made at least annually.

                     REDEEMING INSTITUTIONAL SERVICE SHARES

The Trust redeems Shares at their net asset value next determined after the Trust receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions may be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

Telephone Redemption

Shareholders may redeem their Shares by telephoning the Trust before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Trust to accept telephone requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

Written Requests

Shares may also be redeemed by sending a written request to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Call the Trust for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Trust name and class of shares, his account number, and the share or dollar amount requested. If Share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

Signatures

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

 .  a trust company or commercial bank whose deposits are insured by the Bank
   Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 .  a member of the New York, American, Boston, Midwest, or Pacific Stock
   Exchange;

 . a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

 .  any other "eligible guarantor institution" as defined in the Securities
   Exchange Act of 1934, as amended.

The Trust does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

Receiving Payment

Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Trust may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

                            SHAREHOLDER INFORMATION

Voting Rights

Each Share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that in matters affecting only a particular portfolio or class only shares of that portfolio or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called for this purpose by the Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

                                TAX INFORMATION

Federal Income Tax

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Trust that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, equal to up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Interest on certain "private activity" bonds issued after August 7, 1986, is treated as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Trust may purchase all types of municipal bonds, including private activity bonds. Thus, while the Trust has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Trust's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Trust which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Trust dividend, and alternative minimum taxable income does not include the portion of the Trust's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Trust representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

State and Local Taxes

Because interest received by the Trust may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Trust.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


                            PERFORMANCE INFORMATION

From time to time the Trust advertises its total return, yield, and tax-equivalent yield for Institutional Service Shares.

TOTAL RETURN REPRESENTS THE CHANGE, OVER A SPECIFIC PERIOD OF TIME, IN THE VALUE OF AN INVESTMENT IN SHARES OF THE TRUST AFTER REINVESTING ALL INCOME AND CAPITAL GAIN DISTRIBUTIONS. IT IS CALCULATED BY DIVIDING THAT CHANGE BY THE INITIAL INVESTMENT AND IS EXPRESSED AS A PERCENTAGE.

The yield of Shares of the Trust is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Shares over a thirty-day period by the maximum offering price per share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Trust is sold without any sales charge or other similar non-recurring charges.

Total return, yield, and tax-equivalent yield will be calculated separately for Shares and Institutional Shares.

From time to time, advertisements for the Trust may refer to ratings, rankings and other information in certain financial publications and/or compare the Trust's performance to certain indices.

                            OTHER CLASSES OF SHARES

The Trust also offers another class of shares called Institutional Shares.

Institutional Shares are sold primarily to accounts for which financial institutions act in a fiduciary or agency capacity, or other accounts where the financial institution maintains master accounts with an aggregate investment of at least $400 million in certain funds which are advised or distributed by affiliates of Federated Investors, Inc.

Institutional Service Shares and Institutional Shares are subject to certain of the same expenses; however, Institutional Shares are sold at net asset value, distributed without a 12b-1 Plan, and are subject to a minimum initial investment of $25,000. Expense differences between Institutional Service Shares and Institutional Shares may affect the performance of each class.

Financial institutions and brokers providing sales and/or administrative services may receive different compensation depending upon which class of shares of the Trust is sold.

The stated advisory fee is the same for both classes of shares.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

(For a share outstanding throughout each period)

Reference is made to the Report of Independent Public Accountants on page 26.

                                                                         Year Ended June 30,
                               1998       1997       1996       1995       1994       1993       1992
Net asset value, beginning
 of period                   $  10.26   $  10.24   $  10.28   $  10.15   $  10.37   $  10.29   $  10.18
Income from investment
 operations
 Net investment income           0.44       0.44       0.43       0.42       0.40       0.44       0.53
 Net realized and
  unrealized gain
 (loss) on investments           0.03       0.02      (0.04)      0.13      (0.22)      0.08       0.11
 Total from investment
  operations                     0.47       0.46       0.39       0.55       0.18       0.52       0.64
Less distributions
 Distributions from net
 investment income              (0.44)     (0.44)     (0.43)     (0.42)     (0.40)     (0.44)     (0.53)
Net asset value, end of
 period                      $  10.29   $  10.26   $  10.24   $  10.28   $  10.15   $  10.37   $  10.29
Total return (a)                 4.68%      4.59%      3.82%      5.52%      1.76%      5.11%      6.40%
Ratios to average net
 assets
 Expenses                        0.47%      0.46%      0.47%      0.46%      0.47%      0.46%      0.46%
 Net investment income           4.28%      4.30%      4.14%      4.09%      3.89%      4.21%      5.12%
Supplemental data
          Net assets, end
           of period
          (000 omitted)      $184,903   $210,169   $189,467   $217,713   $316,810   $318,932   $205,101
 Portfolio turnover                33%        50%        20%        33%        36%        15%        42%

                                    Year Ended June 30,
                                1991       1990       1989
Net asset value, beginning
 of period                    $  10.14   $  10.10   $  10.19
Income from investment
 operations
 Net investment income            0.60       0.60       0.57
 Net realized and
  unrealized gain
 (loss) on investments            0.04       0.04      (0.09)
 Total from investment
  operations                      0.64       0.64       0.48
Less distributions
 Distributions from net
 investment income               (0.60)     (0.60)     (0.57)
Net asset value, end of
 period                       $  10.18   $  10.14   $  10.10
Total return (a)                  6.47%      6.54%      4.84%
Ratios to average net
 assets
 Expenses                         0.46%      0.47%      0.46%
 Net investment income            5.89%      5.94%      5.59%
Supplemental data
          Net assets, end
           of period
          (000 omitted)       $142,493   $139,113   $178,978
 Portfolio turnover                 40%        69%        55%


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

Further information about the Trust's performance is contained in the Trust's Annual Report for the fiscal year ended June 30, 1998, which can be obtained free of charge.



                           PORTFOLIO OF INVESTMENTS

                      Federated Short-Term Municipal Trust
                                 June 30, 1998

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
Short-Intermediate Municipal Securities--92.7%
Alabama--2.0%
    $1,000,000               Alabama State Docks Department, Docks Facilities Refunding Revenue Bonds,
                             5.25% (MBIA INS), 10/1/2000                                                    AAA         $  1,028,020
    1,000,000                Alabama State Docks Department, Docks Facilities Refunding Revenue Bonds,
                             5.25% (MBIA INS), 10/1/2001                                                    AAA            1,036,630
    1,850,000                Alabama State, UT GO Refunding Bonds, 5.70%, 9/1/1998                           AA            1,856,531
                             Total                                                                                         3,921,181
Alaska--1.1%
    2,000,000                Anchorage, AK, Hospital Refunding Revenue Bonds, 6.50% (Sisters of
                             Providence)/(Original Issue Yield: 6.75%), 10/1/1999                           AA-            2,065,680
Arkansas--1.1%
    2,000,000                Arkansas Development Finance Authority, Single Family Mortgage Revenue
                             Bonds (Series 1997A-R), 6.50% (MBIA INS), 2/1/2011                             AAA            2,162,440
California--8.7%
    1,000,000                ABAG Finance Authority for Non-Profit Corporations, Refunding Revenue
                             Certificates of Participation, 4.625% (Episcopal Homes Foundation)/(Original
                             Issue Yield: 4.70%), 7/1/2004                                                   A-            1,007,300
    2,620,000                ABAG Finance Authority for Non-Profit Corporations, Refunding Revenue
                             Certificates of Participation, 4.50% (Episcopal Homes Foundation)/(Original
                             Issue Yield: 4.60%), 7/1/2003                                                   A-            2,633,388
    12,500,000               Los Angeles, CA Wastewater System, Revenue Bonds (Series D), 6.70%
                             (MBIA INS)/(United States Treasury PRF)/(Original Issue Yield: 6.769%),
                             12/1/2000 (@102)                                                                AAA          13,554,500
                             Total                                                                                        17,195,188
Colorado--4.6%
    4,375,000                Arvada, CO Urban Renewal Authority, Revenue Refunding Bonds (Series 1997A),
                             5.25% (MBIA INS), 9/1/2002                                                      AAA           4,552,319
    1,525,000                Colorado HFA, Single Family Mortgage Revenue Bond, Series C-1, 7.65%,
                             12/1/2025                                                                       Aa2           1,713,902
    2,000,000                Colorado HFA, Single Family Mortgage Revenue Bonds (Series 1997C-3),
                             4.80%, 11/1/2016                                                                Aa2           2,043,780
    500,000                  Colorado HFA, Single Family Program Senior Bonds (Series 1998C-2), 4.50%,
                             11/1/2005                                                                       Aa2             499,355
    250,000                  Colorado HFA, Single Family Program Subordinate Bonds (Series 1998B), 4.625%,
                             11/1/2005                                                                       A2              250,063
                             Total                                                                                         9,059,419

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
Short-Intermediate Municipal Securities--continued
District Of Columbia--1.3%
    $2,335,000               District of Columbia Housing Finance Agency, Single Family Mortgage Revenue
                             Bonds (Series 1998A), 6.25% (GNMA Collateralized Home Mortgage Program
                             COL), 12/1/2028                                                                AAA         $  2,479,910
Florida--1.9%
    2,000,000                Dade County, FL, Public Improvement Refunding UT GO Bonds, 7.20% (FSA INS),
                             6/1/2001                                                                       AAA            2,176,960
    1,500,000                Florida Housing Finance Corp., Homeowner Mortgage Revenue Bonds, Series 2,
                             4.75% (MBIA INS), 7/1/2019                                                     AAA            1,504,515
                             Total                                                                                         3,681,475
Hawaii--2.7%
    5,000,000                Hawaii State, UT GO Bonds, Series CN, 6.25% (FGIC LOC), 3/1/2002                    AAA       5,351,000
Illinois--6.5%
    1,000,000                Chicago, IL, Collateralized SFM Revenue Bonds, Series A-1, 4.85% (GNMA COL),
                             3/1/2015                                                                         Aaa          1,005,260
    1,500,000                Illinois Health Facilities Authority, Adjustable Rate Revenue Bonds, Series
                             1991B, 5.00% (Highland Park Hospital)/(FGIC INS), 10/1/2000                      AAA          1,533,060
    1,030,000                Illinois Health Facilities Authority, Revenue Bonds (Series 1998), 5.25%
                             (Centegra Health System), 9/1/2003                                                A-          1,065,453
    1,000,000                Illinois Health Facilities Authority, Revenue Refunding Bonds (Series A),
                             4.80% (Advocate Health Care Network)/(Original Issue Yield: 4.90%), 8/15/2002    AA           1,018,860
    2,000,000                Illinois Health Facilities Authority, Revenue Refunding Bonds (Series A),
                             5.00% (Advocate Health Care Network), 8/15/2003                                   AA          2,054,880
    3,000,000                Illinois State, UT GO Bonds, 5.10% (FGIC INS), 9/1/2000                          AAA          3,071,820
    3,000,000                Illinois State, UT GO Bonds, 5.50%, 8/1/1999                                      AA          3,058,410
                             Total                                                                                        12,807,743
Indiana--2.0%
    3,900,000                Indiana Health Facilty Financing Authority, Hospital Revenue Bonds
                             (Series 1996A), 4.75% (Clarian Health Partners, Inc.)/(Original Issue Yield:
                             4.85%), 2/15/2002                                                                AA           3,973,242
Kansas--0.5%
    1,000,000                Sedgwick & Shawnee Counties, KS, Single Family Mortgage Revenue Bonds
                             (Series 1997A-2), 4.90% (GNMA Collateralized Home Mortgage Program COL),
                             6/1/2016                                                                         Aaa          1,014,780
Kentucky--0.6%
    1,155,000                Jefferson County, KY, UT GO Trust Certificates, 5.25%, 3/1/2000                      A+       1,178,250
Louisiana--7.1%
    2,200,000                Lake Charles, LA Harbor & Terminal District, Port Facilities Revenue
                             Refunding Bond, Trunkline Lining Co Project, 7.75% (Panhandle
                             Eastern Corp.), 8/15/2022                                                        A3           2,517,614

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
Short-Intermediate Municipal Securities--continued
Louisiana--continued
    $4,000,000               Louisiana PFA, Health & Education Capital Facilities Revenue Bonds (Series
                             A), 5.00% TOBs (AMBAC INS), Mandatory Tender 6/1/2002                           AAA        $  4,083,960
    7,000,000                Louisiana State, Refunding GO Bonds (Series 1996A), 6.00% (FGIC INS),           AAA           7,282,240
                             8/1/2000
                             Total                                                                                        13,883,814
Michigan--3.5%
    1,000,000                Michigan State Building Authority, Revenue Bonds (Series II), 6.25%
                             (AMBAC INS)/(Original Issue Yield: 6.35%), 10/1/2000                            AAA           1,049,590
    925,000                  Michigan State Hospital Finance Authority, Hospital Revenue & Refunding
                             Bonds (Series 1998A), 4.60% (Hackley Hospital Obligated Group), 5/1/2003         A3             926,341
    1,005,000                Michigan State Hospital Finance Authority, Hospital Revenue & Refunding
                             Bonds (Series 1998A), 4.70% (Hackley Hospital Obligated Group), 5/1/2004         A3           1,006,719
    820,000                  Michigan State Hospital Finance Authority, Revenue
                             & Refunding Bonds (Series 1998A), 4.40% (McLaren
                             Health Care Corp.)/(Original Issue Yield:
                             4.45%), 6/1/2004                                                                 A1             818,663
    3,000,000                Michigan Underground Storage Tank Financial Assurance Authority, Revenue
                             Refunding Bonds (Series I), 5.00% (AMBAC INS),  5/1/2001                         AAA          3,080,730
                             Total                                                                                         6,882,043
Minnesota--1.5%
    3,000,000                Minneapolis, MN, Temporary Parking Ramp Revenue Bonds, Series 1997A,
                             4.75%, 6/1/2000                                                                   NR          3,003,570
Mississippi--1.1%
    1,015,000                Mississippi Home Corp., Single Family Mortgage Revenue Bonds (Series 1998A),
                             5.125% (GNMA Collateralized Home Mortgage Program COL), 12/1/2017                 Aaa         1,020,359
    1,090,000                Mississippi Home Corp., Single Family Revenue Mortgage Bonds (Series 1998A),
                             5.25% (GNMA Collateralized Home Mortgage Program COL), 12/1/2018                  Aaa         1,095,712
                             Total                                                                                         2,116,071
Missouri--1.1%
    2,000,000                Springfield, MO State Highway Improvement Corp., Transportation Revenue
                             Bonds (Series 1997), 5.25% (AMBAC INS), 8/1/2001                                  AAA         2,068,600
Nevada--2.6%
    5,000,000                Nevada State Highway Improvement Authority, Motor Vehicle Fuel Tax Revenue
                             Bonds, 7.00%, 4/1/1999                                                            AA          5,124,950
New Jersey--7.3%
    7,000,000                New Jersey State, UT GO Bonds, 7.20%, 4/15/1999                                     AA+       7,196,000
    7,000,000                New Jersey State, UT GO Refunding Bonds (Series C), 6.50%, 1/15/2002                AA+       7,156,450
                             Total                                                                                        14,352,450

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
Short-Intermediate Municipal Securities--continued
New Mexico--1.0%
    $1,820,000               Santa Fe Solid Waste Management Agency, NM, Facility Revenue Bonds
                             (Series 1996), 5.00%, 6/1/2003                                                  NR         $  1,867,775
New York--4.2%
    4,100,000                New York City Municipal Water Finance Authority, Revenue Bonds, 7.20%,
                             6/15/1999                                                                        A-           4,233,045
    900,000                  New York City Municipal Water Finance Authority, Revenue Bonds, 7.20%,
                             6/15/1999                                                                        A-             930,231
    3,000,000                New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                             Series 71, 4.75%, 10/1/2021                                                     Aa2           3,005,430
                             Total                                                                                         8,168,706
Ohio--4.2%
    1,000,000                Cincinnati City School District, OH, Tax Anticipation Notes (Series A), 5.50%
                             (AMBAC INS), 12/1/2000                                                          AAA           1,035,980
    3,630,000                Lucas County, OH, Hospital Revenue Refunding Bonds (Series 1996), 5.00%
                             (ProMedica Healthcare Obligated Group)/(MBIA INS), 11/15/1999                   AAA           3,690,004
    1,500,000                Ohio HFA, Residential Mortgage Revenue Bonds (Series 1997D-1), 4.85%
                             (GNMA Collateralized Home Mortgage Program COL), 3/1/2015                       AAA           1,510,950
    2,000,000                Ohio HFA, Residential Mortgage Revenue Bonds (Series 1998A-1), 4.60%
                             (GNMA Collateralized Home Mortgage Program COL), 9/1/2026                       AAA           1,992,680
                             Total                                                                                         8,229,614
Oklahoma--0.5%
    1,055,000                Washington Cnty, OK Medical Authority, Hospital Revenue Bonds (Series 1996A),
                              4.75% (Jane Phillips Medical Center)/(Connie Lee INS)/(Original Issue Yield:
                              4.90%), 11/1/2001                                                              AAA           1,075,625
Oregon--2.1%
    2,000,000                Oregon State Department of Transportation, Regional Light Rail Revenue Bond,
                             Westside Project, 5.375% (MBIA Insurance Corporation INS), 6/1/1999             AAA           2,032,220
    2,000,000                Oregon State Department of Transportation, Regional Light Rail Revenue Bond,
                             Westside Project, 5.50%
                             (MBIA INS), 6/1/2000                                                            AAA           2,060,460
    Total                    4,092,680
Pennsylvania--3.3%
    4,726,601                Philadelphia, PA Municipal Authority, Equipment Revenue Bonds (Series 1997A),
                             5.297% (Philadelphia, PA Gas Works)/(AMBAC INS), 10/1/2004                      AAA           4,933,531
    1,500,000                Southeastern, PA Transportation Authority, Special Revenue Bonds, 5.25%
                             (FGIC INS), 3/1/2001                                                            AAA           1,545,210
                             Total                                                                                         6,478,741

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
Short-Intermediate Municipal Securities--continued
Texas--5.8%
    $2,000,000               Fort Worth, TX, Refunding LT GO Bonds (Series A), 5.10% (Original Issue
                             Yield: 5.20%), 3/1/2000                                                                    $  2,041,080
    2,500,000                Harris County, TX HFDC, Hospital Revenue Bonds, Series 1997A, 5.25%
                             (Memorial Hospital System)/(MBIA Insurance Corporation LOC), 6/1/2002           AAA           2,595,250
    2,070,000                Lewisville, TX, Combination Contract Revenue & Special Assessment Bonds
                             (Series 1997), 4.95% TOBs (Wells Fargo Bank, N.A. LOC), Mandatory
                             Tender 11/1/2001                                                                 A+           2,099,705
    4,440,000                Texas State, UT GO Public Finance Authority (Series B), 8.00%, 10/1/1999         AA           4,672,079
                             Total                                                                                        11,408,114
Virginia--0.5%
    1,000,000                Botetourt County, VA IDA, Lease Revenue Notes (Series 1997), 4.55% (Botetourt
                             County, VA), 1/15/2000                                                           NR           1,000,400
Washington--7.9%
    1,680,000                Tacoma, WA, Solid Waste Utility Revenue Refunding Bonds (Series 1997B),
                             5.50% (AMBAC INS), 12/1/2002                                                     AAA          1,768,721
    3,000,000                Washington State Public Power Supply System, Nuclear Project No. 2 Revenue
                             Refunding Bond, (Series 1997B), 5.50%, 7/1/2003                                   AA-         3,154,290
    3,000,000                Washington State Public Power Supply System, Refunding Revenue Bonds
                             (Nuclear Project No. 2) (Series 1997A), 5.00%, 7/1/2001                           AA-         3,071,730
    7,425,000                Washington State, UT GO Bonds (Series B), 5.00%, 5/1/1999                        AA+          7,511,650
                             Total                                                                                        15,506,391
West Virginia--0.8%
    1,500,000                Cabell County, WV Board of Education, Refunding UT GO Bonds, 6.00%, 5/1/2001    A+            1,576,095
Wisconsin--5.2%
    6,500,000                Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Series
                             1996), 5.50% (Gundersen Lutheran)/(FSA INS), 12/1/2000                            AAA         6,727,822
    3,335,000                Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Series
                             1997), 4.70% (Marshfield Clinic, WI)/(MBIA INS)/(Original Issue Yield:
                             4.85%), 2/15/2002                                                                 AAA         3,387,560
                             Total                                                                                        10,115,382
                             Total Short-Intermediate Municipal Securties (identified cost $179,034,173)                 181,841,329
Short-Term Municipals--8.5%
California--0.6%
    1,100,000                Monterey Peninsula, CA Water Management District Weekly VRDNs
                             (Wastewater Reclaimation)/(Sumitomo Bank Ltd., Osaka LOC)                          A-         1,100,000

   Principal                                                                                                Credit
    Amount                                                                                                  Rating*       Value
                             Short-Term Municipals--continued
Illinois--2.5%
    $5,000,000               Illinois Development Finance Authority, Multifamily Housing Refunding &
                             Revenue Bonds Weekly VRDNs (Cobbler Square Project)/(Sumitomo Bank Ltd.,
                             Osaka LOC)                                                                       A-        $  5,000,000
North Carolina--2.9%
    5,600,000                Person County, NC Industrial Facilities & Pollution Control Financing
                             Authority Daily VRDNs (Carolina Power & Light Co.)/(SunTrust Bank,
                             Atlanta LOC)                                                                     Aa3          5,600,000
Pennsylvania--0.5%
    1,000,000                New Castle, PA Area Hospital Authority, (Series 1996) Weekly VRDNs
                             (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)                       AAA          1,000,000
Puerto Rico--0.2%
    400,000                  Government Development Bank for Puerto Rico (GDB) Weekly VRDNs (MBIA
                             INS)/(Credit Suisse First Boston LIQ)                                            AA             400,000
Texas--0.5%
    1,000,000                Harris County, TX HFDC, (Series 1994) Daily VRDNs (Methodist Hospital,
                             Harris County, TX)                                                               AA           1,000,000
Wisconsin--1.3%
    2,500,000                Milwaukee, WI, Trust Receipts (Series 1998) Daily VRDNs (National Westminster
                             Bank, PLC, London LIQ)                                                           NR           2,500,000
                             Total Short-Term Municipals (at amortized cost)                                              16,600,000
                             Total Investments (identified cost $195,634,173)(a)                                        $198,441,329

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(a) The cost of investments for federal tax purposes amounts to $195,634,173. The net unrealized appreciation of investments on a federal tax basis amounts to $2,807,156 which is comprised of $2,817,134 appreciation and $9,978 depreciation at June 30, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($196,269,245) at June 30, 1998.

The following acronyms are used throughout this portfolio:

AMBAC  --American Municipal Bond Assurance Corporation
COL    --Collateralized
FGIC   --Financial Guaranty Insurance Company
FSA    --Financial Security Assurance
GNMA   --Government National Mortgage Association
GO     --General Obligation
HFA    --Housing Finance Authority
HFDC   --Health Facility Development Corporation
IDA    --Industrial Development Authority
INS    --Insured
LIQ    --Liquidity Agreement
LOC    --Letter of Credit
LT     --Limited Tax
MBIA   --Municipal Bond Investors Assurance
PFA    --Public Facility Authority
PLC    --Public Limited Company
PRF    --Prerefunded
SFM    --Single Family Mortgage
TOBs   --Tender Option Bonds
UT     --Unlimited Tax
VRDNs  --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)



                      STATEMENT OF ASSETS AND LIABILITIES

                      FEDERATED SHORT-TERM MUNICIPAL TRUST
                                 JUNE 30, 1998

Assets:
Total investments in securities, at value (identified and tax cost $195,634,173)                      $198,441,329
Income receivable                                                                                        2,400,217
Receivable for investments sold                                                                             40,000
Receivable for shares sold                                                                               2,738,649
 Total assets                                                                                          203,620,195
Liabilities:
Payable for investments purchased                                                   $  5,039,722
Payable for shares redeemed                                                               88,075
Income distribution payable                                                              397,898
Payable to Bank                                                                        1,806,091
Accrued expenses                                                                          19,164
 Total liabilities                                                                                       7,350,950
Net Assets for 19,071,112 shares outstanding                                                          $196,269,245
Net Assets Consist of:
Paid in capital                                                                                       $197,490,288
Net unrealized appreciation of investments                                                               2,807,156
Accumulated net realized loss on investments                                                            (4,031,116)
Distributions in excess of net investment income                                                             2,917
 Total Net Assets                                                                                     $196,269,245
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$184,902,660 O 17,966,645 shares outstanding                                                                $10.29
Institutional Service Shares:
$11,366,585 O 1,104,467 shares outstanding                                                                  $10.29

(See Notes which are an integral part of the Financial Statements)



                            STATEMENT OF OPERATIONS

                     FEDERATED SHORT-TERM MUNICIPAL TRUST
                           YEAR ENDED JUNE 30, 1998

Investment Income:
Interest                                                                                                    $9,497,280
Expenses:
Investment advisory fee                                                                    $  799,123
Administrative personnel and services fee                                                     155,000
Custodian fees                                                                                 13,841
Transfer and dividend disbursing agent fees and expenses                                       48,912
Directors'/Trustees' fees                                                                      14,053
Auditing fees                                                                                  13,798
Legal fees                                                                                      5,599
Portfolio accounting fees                                                                      75,790
Distribution services fee--Institutional Service Shares                                        22,281
Shareholder services fee--Institutional Shares                                                477,166
Shareholder services fee--Institutional Service Shares                                         22,281
Share registration costs                                                                       35,940
Printing and postage                                                                           21,765
Insurance premiums                                                                              3,941
Taxes                                                                                              75
Miscellaneous                                                                                   3,275
 Total expenses                                                                             1,712,840
Waivers --
 Waiver of investment advisory fee                                    $ (256,084)
 Waiver of distribution services fee--Institutional Service Shares       (21,390)
 Waiver of shareholder services fee--Institutional Shares               (477,166)
 Waiver of shareholder services fee--Institutional Service Shares           (891)
   Total waivers                                                                             (755,531)
     Net expenses                                                                                            957,309
      Net investment income                                                                                8,539,971
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                             202,730
Net change in unrealized appreciation of investments                                                         561,167
 Net realized and unrealized gain on investments                                                             763,897
   Change in net assets resulting from operations                                                         $9,303,868

(See Notes which are an integral part of the Financial Statements)


                       STATEMENT OF CHANGES IN NET ASSETS

                      Federated Short-Term Municipal Trust

                                                                                              Year Ended June 30,
                                                                                              1998            1997
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                                    $   8,539,971   $   9,299,278
Net realized gain (loss) on investments ($8,804 net gain and $170,193 net loss,
respectively, as computed for federal tax purposes)                                            202,730        (188,131)
Net change in unrealized appreciation                                                          561,167         403,659
 Change in net assets resulting from operations                                              9,303,868       9,514,806
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                                                                       (8,174,344)     (8,989,909)
 Institutional Service Shares                                                                 (360,458)       (311,621)
   Change in net assets resulting from distributions to shareholders                        (8,534,802)     (9,301,530)
Share Transactions--
Proceeds from sale of shares                                                                83,677,957     120,094,181
Net asset value of shares issued to shareholders in payment of distributions declared        3,608,608       3,735,821
Cost of shares redeemed                                                                   (108,712,902)   (102,793,046)
 Change in net assets resulting from share transactions                                    (21,426,337)     21,036,956
   Change in net assets                                                                    (20,657,271)     21,250,232
Net Assets:
Beginning of period                                                                        216,926,516     195,676,284
End of period (including undistributed net investment
income of $2,917 and $0, respectively)                                                   $ 196,269,245   $ 216,926,516

(See Notes which are an integral part of the Financial Statements)



                         NOTES TO FINANCIAL STATEMENTS

                      FEDERATED SHORT-TERM MUNICIPAL TRUST
                                 JUNE 30, 1998

Organization

Federated Short-Term Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares:
Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to provide dividend income which is exempt from federal regular income tax. The Trust pursues this investment objective by investing in a portfolio of municipal securities with a dollar-weighted average maturity of less than three years.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expired capital loss carryforwards. The following reclassification has been made to the financial statements.

        Increase (Decrease)
                   Accumulated Net
Paid In Capital  Realized Gain (Loss)
 ($1,720,574)         $1,720,574

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At June 30, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $4,030,794 which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year                  Expiration Amount
1999                               $   11,866
2001                               $   62,121
2003                               $1,189,491
2004                               $2,597,123
2005                               $  170,193

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                                Year Ended June 30,
                                                                                  1998                  1997
                    Institutional Shares                          Shares         Amount        Shares        Amount
Shares sold                                                      7,381,068   $  75,983,944   11,082,005   $113,726,010
Shares issued to shareholders in payment of
distributions declared                                             328,092       3,376,837      338,791      3,476,789
Shares redeemed                                                (10,235,034)   (105,370,170)  (9,428,681)   (96,745,509)
 Net change resulting from Institutional share transactions     (2,525,874)  $ (26,009,389)   1,992,115   $ 20,457,290

                                                                                 Year Ended June 30,
                                                                                      1998                        1997
Institutional Service Shares                                     Shares         Amount         Shares        Amount
Shares sold                                                        747,794   $   7,694,013      619,285   $  6,368,171
Shares issued to shareholders in payment of
distributions declared                                              22,517         231,771       25,233        259,032
Shares redeemed                                                   (324,766)     (3,342,732)    (591,876)    (6,047,537)
 Net change resulting from Institutional Service share
 transactions                                                      445,545   $   4,583,052       52,642   $    579,666
  Net change resulting from share transactions                  (2,080,329)  $ (21,426,337)   2,044,757   $ 21,036,956


Investment Advisory Fee and Other Transactions with Affiliates
Investment Advisory Fee

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses) exceed 0.45% of average daily net assets of the Trust.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses of up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Year 2000 (unaudited)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 1998, were as follows:

Purchases         $64,894,259
Sales             $93,851,888

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of FEDERATED SHORT-TERM MUNICIPAL TRUST

We have audited the accompanying statement of assets and liabilities of Federated Short-Term Municipal Trust (a Massachusetts business trust), including the schedule of portfolio of investments as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights (see pages 2 and 12 of the prospectus) for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by corespndence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Short-Term Municipal Trust as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
July 31, 1998

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                                        Federated Short-Term
                                        Municipal Trust

                                        Institutional Service Shares

Federated Securities Corp., Distrubutor

1-800-341-7400

www.federatedinvestors.com


                                        Prospectus
                                        August 31, 1998

                                        A No-Load, Open-End, Diversified
                                        Management Investment Company

Federated Short-Term
Municipal Trust
Institutional Service Shares
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust
Company
P.O. Box 8600
Boston, MA 02266-8600



Transfer Agent and
Dividend Disbursing
Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Public
Accountants
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Cusip 313907206
8072507A-SS (8/98)